THE RBB FUND, INC.

EMERALD BANKING & FINANCE EVOLUTION FUND

EMERALD GROWTH FUND

Supplement dated July 10, 2026

to the Prospectus dated July 18, 2025, as supplemented

This supplement serves as notification of the following changes, effective immediately:

1.	NEW WEBSITE

Information regarding the Emerald Growth Fund, including the Prospectus, SAI, reports to shareholders, and other information, is available at www.teamemeraldfunds.com. Accordingly, all references to the website for the Emerald Growth Fund should be updated accordingly.

2.	CHANGE IN CLASS A SALES LOAD MINIMUM for EMERALD GROWTH FUND

The minimum investment amount eligible to receive a discount to purchase Class A Shares of the Emerald Growth Fund has been reduced from $100,000 to $50,000. Accordingly, the paragraph in the Prospectus entitled “Summary Section – Emerald Growth Fund – Fees and Expenses of the Fund” is amended and restated in its entirety as shown below:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary, in the section “SHAREHOLDER INFORMATION” starting from page 23 of the Prospectus and the section “PURCHASE AND REDEMPTION INFORMATION” starting from page 38 of the Fund’s statement of additional information (the “SAI”). In addition, please see Appendix A - Intermediary Sales Charge Waivers and Discounts.

3.	CHANGES IN APPENDIX A - INTERMEDIARY SALES CHARGE WAIVERS AND DISCOUNTS

The “Appendix A – Intermediary Sales Charge Waivers and Discounts” section in the Prospectus is hereby updated by adding the following:

RAYMOND JAMES

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales load waivers on Class A Shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B, and C Shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

• Breakpoints as described in this Prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

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Please retain this supplement for your reference.